UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2012

TELEPHONE AND DATA SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14157	36-2669023
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to Current Report on Form 8-K is to update the Current Report on Form 8-K dated November 26, 2012, originally filed on November 27, 2012, to disclose the exercise, on December 4, 2012, of an additional $20,000,000 aggregate principal amount of 5.875% Senior Notes due 2061 pursuant to the overallotment option granted to the Underwriters, and to file an Exhibit 5 opinion with respect to such additional notes.

Item 1.01.  Entry into a Material Definitive Agreement.

On November 26, 2012, Telephone and Data Systems, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of several underwriters named therein (the “Underwriters”), and a related Terms Agreement (the “Terms Agreement”) among the Company and the Representatives, pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, $175,000,000 aggregate principal amount of the Company’s 5.875% Senior Notes due 2061 (the “Notes”).  The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated herein by reference thereto.

In addition, on November 26, 2012, the Company entered into a sixth supplemental indenture with The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), as trustee (the “Trustee”), which supplements the indenture dated as of November 1, 2001 and establishes the terms and conditions of the Notes (the “Sixth Supplemental Indenture”).  The Trustee is an affiliate of The Bank of New York Mellon Corp., which is one of a number of banks with which the Company and its subsidiaries maintain ordinary banking relationships, including, in certain cases, credit facilities. A copy of the Sixth Supplemental Indenture, including the form of the Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference thereto.

The foregoing summary of the Underwriting Agreement, the Terms Agreement and the Sixth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the respective documents incorporated by reference herein.

Item 8.01.  Other Events.

A copy of the opinion of Sidley Austin LLP relating to the legality of the Notes to be issued and sold in the offering is filed as Exhibit 5.1 hereto.  A copy of the opinion of Sidley Austin LLP relating to the legality of the Option Notes (as defined below) to be issued and sold in the offering is filed as Exhibit 5.2 hereto.

The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (File No. 333-176835).  On November 27, 2012, the Company filed with the Securities and Exchange Commission a prospectus supplement to the prospectus dated November 26, 2012 pursuant to Rule 424(b)(5) under the Securities Act, relating to the offering of the Notes, which is incorporated by reference herein as Exhibit 99.1.

On November 27, 2012, the Company announced that it had priced a public offering of $175,000,000 of 5.875% Senior Notes due 2061 (the “Initial Notes”).  The Company’s press release issued on November 27, 2012 relating to such announcement is attached as Exhibit 99.2 and incorporated herein by reference thereto.

On December 4, 2012, the underwriters exercised their option pursuant to Section 2(b) of the Underwriting Agreement to purchase an additional $20,000,000 of 5.875% Senior Notes due 2061 (the “Option Notes”).

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date: December 5, 2012	By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit
No.	Description

1.1*

Underwriting Agreement dated as of November 26, 2012 among the Registrant and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Registrant’s 5.875% Senior Notes due 2061.

1.2*

Terms Agreement dated as of November 26, 2012 among the Registrant and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Registrant’s 5.875% Senior Notes due 2061.

4.1*

Form of Sixth Supplemental Indenture dated as of November 26, 2012 between the Registrant and The Bank of New York Mellon Trust Company, N.A., including the form of the Registrant’s 5.875% Senior Notes due 2061.

5.1*	Opinion of Sidley Austin LLP relating to the Initial Notes.

5.2	Opinion of Sidley Austin LLP relating to the Option Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibits 5.1 and 5.2).

99.1

The Prospectus Supplement dated November 26, 2012 and the Prospectus dated November 26, 2012 filed by the Registrant with the Securities and Exchange Commission on November 26, 2012 are incorporated herein by reference thereto.

99.2*	Press Release dated November 27, 2012.

99.3*	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement

* Previously filed with the initial filing on November 27, 2012.